EXHIBIT 31.3

SECTION 302 CERTIFICATION OF C.E.O.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Julie Smolyansky, certify that:

1.	I have reviewed this Amendment No. 1 to quarterly report on Form 10-Q of Lifeway Foods, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: August 7, 2020	By: /s/ Julie Smolyansky
Julie Smolyansky
Chief Executive Officer, President and Director
(Principal Executive Officer)